Intangible assets	12 Months Ended
Mar. 31, 2020
Intangible Assets [Abstract]
Intangible assets
Intangible assets

 Significant accounting policies that apply to intangible assets
We recognise identifiable intangible assets where we control the asset, it is probable that future economic benefits attributable to the asset will flow to the group, and we can reliably measure the cost of the asset. We amortise all intangible assets, other than goodwill, over their useful economic life. The method of amortisation reflects the pattern in which the assets are expected to be consumed. If the pattern cannot be determined reliably, the straight line method is used.
Goodwill
Goodwill represents the excess of the cost of an acquisition over the fair value of the group’s share of the identifiable net assets (including intangible assets) of the acquired business. Our goodwill impairment policy is set out later in this note.
Acquired intangible assets – customer relationships and brands
Intangible assets such as customer relationships or brands acquired through business combinations are recorded at fair value at the date of acquisition and subsequently carried at amortised cost. Assumptions are used in estimating the fair values of these relationships or brands and include management’s estimates of revenue and profits to be generated by them.
Telecommunications licences
Licence fees paid to governments, which permit telecommunications activities to be operated for defined periods, are initially recorded at cost and amortised from the time the network is available for use to the end of the licence period or where our usage can extend beyond the initial licence period, over the period we expect to benefit from the use of the licences, which is typically 20 years. Licences acquired through business combinations are recorded at fair value at the date of acquisition and subsequently carried at amortised cost. The fair value is based on management’s assumption of future cash flows using market expectations at acquisition date.
Computer software
Computer software comprises computer software licences purchased from third parties, and also the cost of internally developed software. Computer software licences purchased from third parties are initially recorded at cost. We only capitalise costs directly associated with the production of internally developed software, including direct and indirect labour costs of development, where it is probable that the software will generate future economic benefits, the cost of the asset can be reliably measured and technical feasibility can be demonstrated, in which case it is capitalised as an intangible asset on the balance sheet. Costs which do not meet these criteria and research costs are expensed as incurred.
Our development costs which give rise to internally developed software include upgrading the network architecture or functionality and developing service platforms aimed at offering new services to our customers.
Other
Other intangible assets include website development costs and other licences. Items are capitalised at cost and amortised on a straight line basis over their useful economic life or the term of the contract.

Estimated useful economic lives The estimated useful economic lives assigned to the principal categories of intangible assets are as follows:

– Computer software	2 to 10 years
– Telecommunications licences	2 to 20 years
– Customer relationships and brands	1 to 15 years

Impairment of intangible assets
Intangible assets with finite useful lives are tested for impairment if events or changes in circumstances (assessed at each reporting date) indicate that the carrying amount may not be recoverable. When an impairment test is performed, the recoverable amount is assessed by reference to the higher of the net present value of the expected future cash flows (value in use) of the relevant cash generating unit and the fair value less costs to dispose.
Goodwill is reviewed for impairment at least annually as described below. Impairment losses are recognised in the income statement, as a specific item. If a cash generating unit is impaired, impairment losses are allocated firstly against goodwill, and secondly on a pro-rata basis against intangible and other assets.

	Goodwill	Customer relationships and brands	Telecoms licences and other	Internally developed software[a]	Purchased software	Total
	£m	£m	£m	£m	£m	£m
Cost
At 1 April 2018	7,945	3,410	2,951	4,822	1,574	20,702
Additions	—	—	304	520	160	984
Disposals and adjustments[b]	(2)	—	(3)	(945)	(141)	(1,091)
Transfers	—	—	4	120	(80)	44
Exchange differences	63	7	(4)	1	(8)	59
At 31 March 2019	8,006	3,417	3,252	4,518	1,505	20,698
Reclassification of assets held under finance leases[c]	—	—	(185)	—	—	(185)
At 1 April 2019	8,006	3,417	3,067	4,518	1,505	20,513
Additions	—	—	—	598	192	790
Disposals and adjustments[b]	(30)	(28)	(34)	(765)	(541)	(1,398)
Transfers	—	—	(2)	14	(3)	9
Exchange differences	52	8	1	2	10	73
Transfer to assets held for sale[d]	(83)	—	—	(13)	(45)	(141)
At 31 March 2020	7,945	3,397	3,032	4,354	1,118	19,846
Accumulated amortisation
At 1 April 2018	—	1,191	421	3,680	963	6,255
Charge for the year	—	377	142	525	110	1,154
Disposals and adjustments[b]	—	—	(3)	(941)	(147)	(1,091)
Transfers	—	—	3	(43)	43	3
Exchange differences	—	3	(3)	—	(8)	(8)
At 31 March 2019	—	1,571	560	3,221	961	6,313
Reclassification of assets held under finance leases[c]	—	—	(115)	—	—	(115)
At 1 April 2019	—	1,571	445	3,221	961	6,198
Charge for the year	—	373	177	538	85	1,173
Disposals and adjustments[b]	—	(22)	(49)	(786)	(529)	(1,386)
Transfers	—	—	—	(15)	15	—
Exchange differences	—	8	1	1	9	19
Transfer to assets held for sale[d]	—	—	—	(8)	(39)	(47)
At 31 March 2020	—	1,930	574	2,951	502	5,957

Carrying amount
At 31 March 2020	7,945	1,467	2,458	1,403	616	13,889
At 31 March 2019	8,006	1,846	2,692	1,297	544	14,385

[a]	Includes a carrying amount of £538m (2018/19: £668m) in respect of assets in course of construction, which are not yet amortised.

[b]
Fully depreciated assets in the group’s fixed asset registers were reviewed during the year, as part of the group’s annual asset verification exercise, and certain assets that were no longer in use have been written off, reducing cost and accumulated depreciation by £1.1bn (2018/19: £1.0bn).

[c]	On adoption of IFRS 16 on 1 April 2019, assets held under finance leases were reclassified as right-of-use assets. See note 1.

[d]
Assets transferred to held for sale during 2019/20 relate to our domestic operations in France, our domestic operations in Spain and selected domestic operations and infrastructure in 16 countries in Latin America. On reclassification to held for sale, goodwill associated with the France and Latin America disposals was impaired by £58m, and other intangible assets associated with these disposals were impaired by £1m. See note 23.

Impairment of goodwill

 Significant accounting policies that apply to impairment of goodwill
We perform an annual goodwill impairment review.
Goodwill recognised in a business combination does not generate cash flows independently of other assets or groups of assets. As a result, the recoverable amount, being the value in use, is determined at a cash generating unit (CGU) level. These CGUs represent the smallest identifiable groups of assets that generate cash inflows that are largely independent of the cash inflows from other groups of assets. Our CGUs are deemed to be legacy BT Consumer, legacy EE, Enterprise, and Global.
We allocate goodwill to each of the Cash Generating Units (CGUs) that we expect to benefit from the business combination. Each CGU to which goodwill is allocated represents the lowest level within the group at which the goodwill is monitored for internal management purposes.
The value in use of each CGU is determined using cash flow projections derived from financial plans approved by the Board covering a five-year period. They reflect management’s expectations of revenue, EBITDA growth, capital expenditure, working capital and operating cash flows, based on past experience and future expectations of business performance. Cash flows beyond the fifth year have been extrapolated using perpetuity growth rates.

 Critical accounting estimates and key judgements made in reviewing goodwill for impairment
Determining our CGUs
The determination of our CGUs is judgemental. The identification of CGUs involves an assessment of whether the asset or group of assets generate largely independent cash inflows. This involves consideration of how our core assets are operated and whether these generate independent revenue streams. The legacy BT Consumer and EE CGUs remain as two separate CGUs due to their having independent cash flows.
Estimating value in use
Our value in use calculations require estimates in relation to uncertain items, including management’s expectations of future revenue growth, operating costs, profit margins, operating cash flows, and the discount rate for each CGU. Future cash flows used in the value in use calculations are based on our latest Board-approved five-year financial plans which reflect the anticipated impact of Covid-19. Expectations about future growth reflect the expectations of growth in the markets to which the CGU relates. The future cash flows are discounted using a pre-tax discount rate that reflects current market assessments of the time value of money. The discount rate used in each CGU is adjusted for the risk specific to the asset, including the countries in which cash flow will be generated, for which the future cash flow estimates have not been adjusted.

We tested our goodwill for impairment as at 31 March 2020. The carrying value of goodwill and the key assumptions used in performing the annual impairment assessment and sensitivities are disclosed below.

Cost	Legacy BT Consumer £m	Legacy EE £m	Enterprise £m	Business and Public Sector	Wholesale and Ventures	Global £m	Total £m
At 1 April 2018	1,183	2,768	—	2,562	942	490	7,945
Transfer	—	—	3,504	(2,562)	(942)	—	—
Exchange differences	—	—	5	—	—	58	63
Acquisitions and disposals	—	—	—	—	—	(2)	(2)
At 31 March 2019	1,183	2,768	3,509	—	—	546	8,006
Exchange differences	—	—	4	—	—	48	52
Acquisitions and disposals	—	—	(30)	—	—	—	(30)
Transfer to assets held for sale	—	—	—	—	—	(83)	(83)
At 31 March 2020	1,183	2,768	3,483	—	—	511	7,945

In connection with disposals of BT Fleet Ltd and Tikit Ltd, £30m of goodwill in the Enterprise CGU has been eliminated. As discussed in note 23, we have recorded the net assets of certain Global businesses as held for sale. As a result, goodwill impairment charges of £58m in respect of France and Latin America have been recorded, and £25m of goodwill related to Spain has been reclassified. There are no reasonably possible changes to our assumptions that would result in the carrying value exceeding the value in use.
What discount rate have we used?
The pre-tax discount rates applied to the cash flow forecasts are derived from our post-tax weighted average cost of capital. The assumptions used in the calculation of the group’s weighted average cost of capital are benchmarked to externally available data. The pre-tax discount rate used in performing the value in use calculation in 2019/20 was 8.0% (2018/19: 8.2%). We’ve used the same discount rate for all CGUs except Global where we have used 8.6% (2018/19: 8.7%) reflecting higher risk in some of the countries in which Global operates.
What growth rates have we used?
The perpetuity growth rates are determined based on the forecast market growth rates of the regions in which the CGU operates, and they reflect an assessment of the long-term growth prospects of that market. The growth rates have been benchmarked against external data for the relevant markets. None of the growth rates applied exceed the expected long-term average growth rates for those markets or sectors. We used a perpetuity growth rate of 2.4% (2018/19: 2.4%) for Global and 2.0% (2018/19: 2.0%) for Enterprise and our legacy BT Consumer and EE CGUs.
Has Covid-19 had a material impact on the impairment assessment?
Covid-19 is not considered to have a significant impact on the assessment of impairment. Its impact on the group is considered to be short-term, and it is not anticipated to have a significant impact on the terminal year which is a key driver of our value in use calculations.